    Fixed Overview Report: CSFB 2005-11 Grp 4

Summary of Loans in Statistical Calculation Pool (As of 11/25/2005 )		Range
Total Number of Loans	309
Total Outstanding Balance	$54,800,469
Average Loan Balance	$177,348	$42,132 to $ 359,340
Escrow Balance %	%0.36
WA Mortgage Rate	%7.530	7.000% to 10.000%
WA Original Term (months)	360	240 to 360
WA Remaining Term (months)	358	237 to 360
WA Age (months)	2	0 to 10
WA LTV	%80.15	29.07% to 95.00%
WA CLTV	%93.39	29.07% to 100.00%
WA FICO	676	0 to 808
Balloon	%0.93
California North	%0.71
California South (ZIP : 90000 - 93600)	%1.55
Size (% of pool) Jumbo/Super-Jumbo	%0.00
Conforming (Size=C)	%100.00
Secured by (% of pool) 1st Liens	%100.00
2st Liens	%0.00
Prepayment Penalty (% of all loans)	%56.42

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes		Occ Codes	Orig PP Term	IO Loans
VA 18.84%	SFR 59.68%	FL/AL 4.90%	P 76.46%	P	100.00%	36 48.89%	0 70.56%
FL 15.08%	PUD 27.42%	SS 16.45%	CO 18.34%			0 43.58%	120 29.16%
MD 14.27%	CO 6.75%	NAV/NIV 36.46%	RT 5.20%			12 3.44%	84 0.28%
NJ 6.55%	2-4F 2.83%	RE 0.15%				6 2.46%
NY 6.17%	TH 2.52%	NR 11.51%				24 1.46%
AZ 3.97%	CP 0.81%	ND 30.53%				60 0.17%
TX 3.96%
PA 3.58%
NV 3.07%
SC 2.61%

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
All	54,800,468.70	309	100.00	177,347.80	7.00	10.00	7.53	7.27	358	2	676	80
orig_balance
0 =< ... < 100000.01	4,973,753.71	63	9.08	78,948.47	7.13	10.00	7.67	7.40	357	2	678	80
100000.01 =< ... < 200000.01	19,045,527.70	130	34.75	146,504.06	7.00	8.75	7.58	7.32	358	2	681	81
200000.01 =< ... < 300000.01	22,240,330.32	90	40.58	247,114.78	7.13	8.38	7.49	7.24	359	1	677	80
300000.01 =< ... < 400000.01	8,540,856.97	26	15.59	328,494.50	7.13	7.88	7.42	7.15	358	2	661	80
Sched_Balance
0 =< ... < 100000.01	5,073,650.96	64	9.26	79,275.80	7.13	10.00	7.67	7.39	357	2	679	80
100000.01 =< ... < 200000.01	18,945,630.45	129	34.57	146,865.35	7.00	8.75	7.59	7.32	358	2	680	81
200000.01 =< ... < 300000.01	22,240,330.32	90	40.58	247,114.78	7.13	8.38	7.49	7.24	359	1	677	80
300000.01 =< ... < 400000.01	8,540,856.97	26	15.59	328,494.50	7.13	7.88	7.42	7.15	358	2	661	80
state TOP 10
Other	12,002,997.11	85	21.90	141,211.73	7.00	8.75	7.52	7.25	358	2	676	79
VA	10,323,606.98	46	18.84	224,426.24	7.25	7.88	7.46	7.21	358	2	669	80
FL	8,264,770.26	47	15.08	175,846.18	7.25	8.50	7.59	7.33	358	2	682	81
MD	7,818,993.85	33	14.27	236,939.21	7.25	8.75	7.49	7.23	358	2	668	81
NJ	3,588,416.31	19	6.55	188,864.02	7.13	8.50	7.60	7.35	359	1	672	80
NY	3,379,278.50	14	6.17	241,377.04	7.25	8.38	7.47	7.22	359	1	690	81
AZ	2,175,544.12	13	3.97	167,349.55	7.25	8.25	7.57	7.32	359	1	666	80
TX	2,169,531.96	17	3.96	127,619.53	7.25	8.63	7.64	7.39	357	3	710	81
PA	1,961,236.30	16	3.58	122,577.27	7.13	10.00	7.60	7.32	355	2	696	83
NV	1,684,458.95	8	3.07	210,557.37	7.25	7.88	7.52	7.22	358	2	658	80
SC	1,431,634.36	11	2.61	130,148.58	7.25	8.00	7.61	7.36	359	1	668	80
Orig_LTV
0 =< ... < 50.01	149,774.90	2	0.27	74,887.45	7.38	7.50	7.44	7.19	358	2	692	32
50.01 =< ... < 60.01	388,748.60	3	0.71	129,582.87	7.00	7.63	7.26	7.01	359	1	636	56
60.01 =< ... < 70.01	1,171,098.35	9	2.14	130,122.04	7.13	8.50	7.41	7.16	358	2	634	66
70.01 =< ... < 80.01	48,369,983.97	258	88.27	187,480.56	7.13	8.63	7.51	7.26	358	2	676	80
80.01 =< ... < 90.01	2,082,799.69	18	3.80	115,711.09	7.25	10.00	7.89	7.38	355	2	666	88
90.01 =< ... < 100.01	2,638,063.19	19	4.81	138,845.43	7.25	8.75	7.78	7.50	358	2	709	95
Curr_Rate
7 =< ... < 7.25	821,858.00	4	1.50	205,464.50	7.00	7.13	7.10	6.85	360	0	652	73
7.25 =< ... < 7.5	24,998,185.46	134	45.62	186,553.62	7.25	7.49	7.32	7.05	358	2	683	80
7.5 =< ... < 7.75	16,918,685.52	91	30.87	185,919.62	7.50	7.63	7.55	7.30	358	2	672	80
7.75 =< ... < 8	8,257,108.67	47	15.07	175,683.16	7.75	7.88	7.81	7.56	358	2	668	80
8 =< ... < 8.25	1,033,176.95	8	1.89	129,147.12	8.00	8.13	8.03	7.72	358	2	676	83
8.25 =< ... < 8.5	1,635,000.28	14	2.98	116,785.73	8.25	8.38	8.31	8.02	358	2	669	83
8.5 =< ... < 8.75	880,517.29	8	1.61	110,064.66	8.50	8.63	8.51	8.26	357	3	652	86
8.75 =< ... < 9	213,805.02	2	0.39	106,902.51	8.75	8.75	8.75	8.50	360	0	692	94
10 =< ... < 10.25	42,131.51	1	0.08	42,131.51	10.00	10.00	10.00	9.12	237	3	657	90
Property_Type
2 Family	416,000.00	2	0.76	208,000.00	7.13	7.50	7.22	6.97	360	0	644	80
3 Family	580,800.00	2	1.06	290,400.00	7.25	7.38	7.33	7.08	360	0	740	80
4 Family	553,803.13	2	1.01	276,901.57	7.63	7.63	7.63	7.38	360	0	680	79

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Total Sched Bal		Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV
Co-op	441,800.00	2	0.81	220,900.00	7.25	7.38	7.30	7.05	359	1	755	89
Condo	231,866.62	2	0.42	115,933.31	7.25	7.50	7.40	6.91	357	3	708	81
Condo - Low Rise <5 floors	2,951,851.56	19	5.39	155,360.61	7.38	8.50	7.72	7.47	358	2	669	81
Condo - Mid Rise 5-8 floors	512,875.69	4	0.94	128,218.92	7.25	8.50	7.68	7.43	358	2	659	80
PUD	15,026,886.87	69	27.42	217,780.97	7.00	8.50	7.53	7.28	358	2	674	80
Single Family Detached	28,654,436.19	169	52.29	169,552.88	7.13	8.75	7.52	7.27	358	2	676	80
Single Family Residence	4,048,181.66	31	7.39	130,586.51	7.25	10.00	7.54	7.15	356	3	669	79
Townhouse	1,381,966.98	7	2.52	197,423.85	7.38	8.25	7.48	7.23	358	2	674	81
Purpose
Purchase	41,902,413.46	229	76.46	182,979.97	7.00	8.75	7.50	7.25	358	2	683	81
Refinance - Cashout	10,051,080.19	66	18.34	152,289.09	7.13	10.00	7.66	7.36	358	2	652	78
Refinance - Rate Term	2,846,975.05	14	5.20	203,355.36	7.13	8.50	7.46	7.18	358	2	650	80
Occupancy
Primary	54,800,468.70	309	100.00	177,347.80	7.00	10.00	7.53	7.27	358	2	676	80
Orig_Term
240 =< ... < 252	42,131.51	1	0.08	42,131.51	10.00	10.00	10.00	9.12	237	3	657	90
360 =< ... < 372	54,758,337.19	308	99.92	177,786.81	7.00	8.75	7.53	7.27	358	2	676	80
Doc_Type
Full	2,686,397.57	22	4.90	122,108.98	7.25	10.00	7.49	7.07	356	2	645	81
No Asset Verification	144,584.41	1	0.26	144,584.41	7.50	7.50	7.50	7.25	358	2	676	80
No Doc (NINA)	16,729,852.57	107	30.53	156,353.76	7.00	8.75	7.66	7.41	358	2	695	81
No Income Verification	19,837,484.56	101	36.20	196,410.74	7.13	8.38	7.45	7.20	359	1	664	80
No Ratio	6,308,088.33	27	11.51	233,632.90	7.25	8.25	7.47	7.22	358	2	681	80
Reduced (partial)	80,950.96	1	0.15	80,950.96	7.82	7.82	7.82	7.57	357	3	582	75
Stated / Stated	9,013,110.30	50	16.45	180,262.21	7.13	8.50	7.52	7.25	358	2	673	79
Fico
0 =< ... < 99	100,000.00	1	0.18	100,000.00	7.38	7.38	7.38	7.13	360	0		80
550 =< ... < 600	393,549.05	2	0.72	196,774.53	7.50	7.82	7.57	7.32	357	3	594	68
600 =< ... < 650	17,056,291.58	92	31.12	185,394.47	7.00	8.63	7.55	7.29	358	2	634	79
650 =< ... < 700	22,359,332.86	129	40.80	173,328.16	7.13	10.00	7.56	7.30	358	2	672	81
700 =< ... < 750	11,652,668.38	64	21.26	182,072.94	7.25	8.00	7.46	7.19	358	2	721	82
750 =< ... < 800	2,808,604.51	18	5.13	156,033.58	7.25	8.38	7.51	7.26	358	2	771	80
800 =< ... < 850	430,022.32	3	0.78	143,340.77	7.25	7.38	7.28	7.03	358	2	807	80
Prepay_Months
0	23,883,345.33	142	43.58	168,192.57	7.00	10.00	7.54	7.28	358	1	684	81
12	1,884,900.37	10	3.44	188,490.04	7.38	8.38	7.73	7.48	358	2	642	77
24	801,157.27	5	1.46	160,231.45	7.25	7.88	7.66	7.41	358	2	673	76
36	26,789,847.54	143	48.89	187,341.59	7.25	8.75	7.50	7.23	358	2	672	80
6	1,348,418.19	8	2.46	168,552.27	7.38	8.38	7.65	7.40	359	1	648	80
60	92,800.00	1	0.17	92,800.00	7.25	7.25	7.25	7.00	357	3	644	80
interest_only_period
0	38,666,291.50	231	70.56	167,386.54	7.00	10.00	7.55	7.28	358	2	669	80
120	15,982,177.20	77	29.16	207,560.74	7.25	8.75	7.49	7.24	358	2	691	81
84	152,000.00	1	0.28	152,000.00	7.25	7.25	7.25	6.42	358	2	705	95

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.